UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 26, 2004
(Date of earliest event reported)

THOMAS & BETTS CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	1-4682
(State or Other Jurisdiction	(Commission File Number)
of Incorporation)

22-1326940
(IRS Employer Identification No.)

8155 T&B Boulevard
Memphis, Tennessee	38125
(Address of Principal	(ZIP Code)
Executive Offices)

Registrant’s Telephone Number, Including Area Code:
(901) 252-8000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT INDEX
Press Release
Conference Call Script

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

20.1 Press Release of the Registrant dated April 26, 2004.

20.2 April 26, 2004 Conference Call Script.

ITEM 9. REGULATION FD DISCLOSURE

     Information furnished under Item 9 and Item 12.

     On April 26, 2004, Thomas & Betts Corporation (the “Registrant” and the “Corporation”), by a press release attached as Exhibit 20.1 to this report, and a conference call held April 26, 2004, and the script attached as Exhibit 20.2 to this report, and incorporated herein by reference, commented on the financial results for the quarter ended March 31, 2004. Management also discussed generally the Corporation’s outlook for the rest of 2004.

     On a conference call and web cast held on April 26, 2004, management addressed various questions from the investment community. During the call, management commented on the following matters:

•	Management stated that through April 2004 it has implemented a general increase in electrical segment sales prices and two narrower product line-related increases in electrical segment sales prices to offset higher raw material prices. Management noted signs of strong activity in the markets associated with its core electrical segment. Based on 2003 sales of its electrical segment, commercial markets represented approximately 45%, industrial markets represented approximately 35%, utility markets represented approximately 10% and retail markets represented approximately 10% of such segment sales.

•	Management indicated that the favorable impact on earnings before interest and taxes (EBIT) from foreign currency impacts during the first quarter 2004 was approximately $1.0 million to $1.5 million.

•	Management indicated that it believes its current plant capacity is running at approximately 70-75%.

•	In response to questions concerning the Corporation’s intentions for future use of its cash, management indicated that the Corporation intends to continue to maintain adequate levels of cash and working capital, while considering potential value-based internal and external activities to potentially grow the Corporation’s current sales levels.

     The following is a reconciliation of the Corporation’s first quarter 2004 underlying effective tax rate to the actual effective tax rate for that period:

	Quarter Ended
	March 31, 2004
(In millions, except percentage data)
Earnings before income taxes	$19.6

Underlying income tax provision and effective rate	$5.5	28%
Impact of favorable tax adjustments	(1.5)

Actual income tax provision and effective rate	$4.0	20%

     The following is a reconciliation of the Corporation’s first quarter 2004 and 2003 days inventory outstanding (DIO) to the most directly comparable measures under generally accepted accounting principles:

	Quarter Ended	Quarter Ended
	March 31, 2004	March 30, 2003
(In millions, except DIO data)
First quarter 2004 cost of sales	$253.3	$226.4
Quarters during year	4	4

Annualized cost of sales	$1,013.2	$905.6
Days during year	360	360

Average days cost of sales	$2.8	$2.5

Inventory at quarter-end	$192.8	$207.7
Average days cost of sales	$2.8	$2.5

Days inventory outstanding (DIO)	68	83

     The conference call will be recorded and available for replay through 12:00 midnight on Friday, April 30, 2004. To access the replay, please call (201) 612-7415 (account #9517; pass code 102184). The recorded web cast will also be available at www.tnb.com .

     Actual results may differ materially from those expressed or implied by the forward-looking statements contained in this report and made during the conference call. For those statements, the Corporation claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation (Registrant)
	By:	/s/ J.N. Raines
J.N. Raines
Vice President - General Counsel and Secretary

Date: April 26, 2004

EXHIBIT INDEX

Exhibit	Description of Exhibits
20.1	Press Release of the Registrant dated April 26, 2004.

20.2	April 26, 2004 Conference Call Script.